UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 27, 2004

                           CALGON CARBON CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


          Delaware                        1-10776              25-0530110
 (State or Other Jurisdiction        (Commission File        (IRS Employer
    of Incorporation)                    Number)            Identification No.)


                                 P.O. Box 717
                           Pittsburgh, PA 15230-0717
                   (Address of Principal Executive Offices)


                                (412) 787-6700
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03 -Material Modification to Rights of Security Holders.

         On December 27, 2004, Calgon Carbon Corporation, a Delaware corporation (the "Company"), pursuant to approval by the Company's Board of Directors, entered into Amendment No. 2 to the Rights Agreement ("Amendment No. 2") by and between the Company and Equiserve Trust Company, N.A. (as successor to First Chicago Trust Company of New York), dated as of February 3, 1995, as amended by Amendment No. 1 thereto dated as of April 23, 1999 (as so amended, the "Rights Agreement"). Amendment No. 2 reduces from 20% to 10% the threshold at which the Rights (as defined in the Rights Agreement) will be triggered. According to the Rights Agreement as amended, subject to certain exceptions described in the Rights Agreement, the Rights will be triggered after a person or group becomes the beneficial owner of 10% or more of the Company's outstanding common stock or commences a tender or exchange offer upon consummation of which such person or group will become the beneficial owner of 10% or more of the Company's outstanding common stock. Current holders of 10% or more of the Company's outstanding common stock will not trigger the Rights unless any such holder acquires an additional 1% of the Company's common shares or, in the case of a holder that reports its beneficial ownership on Schedule 13G, such holder increases its ownership above 15%. A copy of Amendment No. 2 is attached hereto as Exhibit 4.1.

         On December 27, 2004, the Company issued a press release announcing the approval and implementation of Amendment No. 2 to the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.       Description
----------        -----------

     4.1 Amendment No. 2 to Rights Agreement, dated as of December 27, 2004, by and between the registrant and Equiserve Trust Company, N.A.

     99.1         Press Release dated December 27, 2004.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CALGON CARBON CORPORATION


Date:  December 27, 2004                         By: /s/ Michael J. Mocniak
                                                     --------------------------
                                                     Michael J. Mocniak
                                                     Senior Vice President,
                                                       General Counsel and
                                                       Secretary

                                 EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

     4.1 Amendment No. 2 to Rights Agreement, dated as of December 27, 2004, by and between the registrant and Equiserve Trust Company, N.A.

     99.1         Press Release dated December 27, 2004.